UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

COUNTY BANCORP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

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COUNTY BANCORP, INC. 2400 S. 44TH STREET MANITOWOC, WI 54220

        D41790-P49853

You invested in COUNTY BANCORP, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 18, 2021.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 4, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* May 18, 2021 2:00 PM CT
Virtually at: www.virtualshareholdermeeting.com/ICBK2021

*Please check the meeting materials for any special requirements for meeting attendance. You will need the 16-digit control number on this notice to attend and vote at the meeting.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting described more fully in the proxy statement, which contains important information. We encourage you to access and review the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors
Nominees:
For
01) William C. Censky
02) Wayne D. Mueller
03) Vicki L. Tandeski
04) Gary J. Ziegelbauer
2. To approve, on a non-binding, advisory basis, the compensation of County Bancorp, Inc.’s named executive officers.	For
3. To approve, on a non-binding, advisory basis, the frequency with which shareholders will vote on future say-on-pay proposals.	Year
4. To approve the County Bancorp, Inc. 2021 Long-Term Incentive Plan.	For
5. To ratify the appointment of Plante & Moran, PLLC as the independent registered public accounting firm for County Bancorp, Inc. for the fiscal year ending December 31, 2021.	For
NOTE: Such other business as may properly come before the meeting and all adjournments or postponements thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D41791-P49853